Exhibit 99(a)(1)(B)

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. YOU SHOULD READ THE OFFER TO PURCHASE AND THIS LETTER OF TRANSMITTAL CAREFULLY.

If you are in any doubt about what action to take, we recommend that you immediately consult your stockbroker, bank manager, lawyer, accountant or other professional or investment advisor.

This Letter of Transmittal should be read in conjunction with the Offer to Purchase dated July 18, 2008, and any amendments or supplements thereto, which collectively constitute the “Offer to Purchase.” The definitions used in the Offer to Purchase apply in this Letter of Transmittal. All terms and conditions contained in the Offer to Purchase applicable to ADSs are deemed to be incorporated in and form part of this Letter of Transmittal. Separate offering materials in Portuguese for holders of preferred shares that are not U.S. residents are being published concurrently in Brazil.

LETTER OF TRANSMITTAL

To Transmit American Depositary Shares (“ADSs”)

Evidenced by American Depositary Receipts (“ADRs”),

Each ADS Representing One Preferred Share

of

TELE NORTE CELULAR PARTICIPAÇÕES S.A.

To Enable the ADS Tender Agent Named Below

to Tender the Underlying Preferred Shares

at

R$33.00 per ADS (Before Deducting Fees and Expenses)

Pursuant to the Offer to Purchase dated July 18, 2008

to

TELEMAR NORTE LESTE S.A.

THIS TENDER OFFER CAN BE ACCEPTED AND TENDERED SHARES CAN BE WITHDRAWN, IN THE CASE OF HOLDERS OF AMERICAN DEPOSITARY SHARES TENDERING THROUGH THE BANK OF NEW YORK MELLON, AS ADS TENDER AGENT, BY 11:00 A.M., NEW YORK CITY TIME, AND IN THE CASE OF HOLDERS OF PREFERRED SHARES TENDERING DIRECTLY BY 5:00 P.M. BRASÍLIA TIME (4:00 P.M., NEW YORK CITY TIME), IN EACH CASE ON AUGUST 18, 2008, UNLESS THE TENDER OFFER IS EXTENDED OR EARLIER TERMINATED.

The ADS Tender Agent for the Tender Offer is:

The Bank of New York Mellon

By Mail:	By Overnight Courier:	By Hand:

BNY Mellon Shareholder Services Attn: Corporate Action Dept. P.O. Box 3301 South Hackensack, NJ 07606	BNY Mellon Shareowner Services Attn: Corporate Action Dept., 27th Floor 480 Washington Boulevard Jersey City, NJ 07310	BNY Mellon Shareowner Services Attn: Corporate Action Dept., 27th Floor 480 Washington Boulevard Jersey City, NJ 07310

THIS LETTER OF TRANSMITTAL IS TO BE USED ONLY FOR TRANSMITTING ADSs AND THEREBY TENDERING PREFERRED SHARES UNDERLYING ADSs. DO NOT USE THIS LETTER OF TRANSMITTAL FOR TENDERING PREFERRED SHARES HELD DIRECTLY.

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery. Delivery of this Letter of Transmittal to Tele Norte Celular Participações S.A. (“TNCP”) or to

The Depository Trust Company (“DTC”), the book-entry transfer facility for ADSs of TNCP, will not constitute valid delivery to the ADS Tender Agent.

The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. You must sign this Letter of Transmittal in the appropriate space provided and complete a Substitute Form W-9 or other applicable form, as appropriate. See Instruction 12 of this Letter of Transmittal.

ADS holders that wish to participate in the tender offer through the ADS Tender Agent must pay the fees and expenses described in the Offer to Purchase under “The Tender Offer—Section 3—Procedures for Accepting the Tender Offer and Tendering Preferred Shares and ADSs.”

There is no separate tender offer being made in the United States to acquire preferred shares or ADSs. If a holder of ADSs, each representing one preferred share, no par value, of Tele Norte Celular Participações S.A. (“TNCP”), wishes to participate in the tender offer, the holder may tender the preferred shares underlying its ADSs through The Bank of New York Mellon, as ADS Tender Agent, in accordance with the instructions set forth in this Letter of Transmittal. If the underlying preferred shares are accepted for purchase in the Auction as described in the Offer to Purchase under “The Tender Offer—Section 2—Acceptance for Purchase and Purchase of Preferred Shares and ADSs,” those ADSs will be cancelled so that the underlying preferred shares may be sold.

Any holder of ADSs that wishes to tender the preferred shares underlying its ADSs through the ADS Tender Agent must, no later than 12:00 noon, Brasília time (11:00 a.m., New York City time) (the “ADS Expiration Time”), on August 18, 2008 (such date, as it may be extended by Telemar, the “Expiration Date”) either:

•

complete and sign this Letter of Transmittal in accordance with the instructions contained herein and deliver the completed Letter of Transmittal, the applicable ADRs evidencing the ADSs and all other required documents to the ADS Tender Agent; or

•

request that its broker, dealer, commercial bank, trust company or other nominee effect the tender through the procedures of DTC by sending an Agent’s Message (as defined in Instruction 2 herein) to the ADS Tender Agent’s account at DTC.

The ADS Tender Agent will then contact a broker authorized to conduct trades on the São Paulo Stock Exchange (Bolsa de Valores de São Paulo, or the “BOVESPA”), to tender the preferred shares underlying the ADSs in the Auction as described in the Offer to Purchase under “The Tender Offer—Section 2—Acceptance for Purchase and Purchase of Preferred Shares and ADSs.” The Auction is currently scheduled to occur at 1:00 p.m., Brasília time (12:00 noon, New York City time), on August 19, 2008 (such date, as it may be extended, the “Auction Date”).

As an alternative to tendering the preferred shares underlying its ADSs through the ADS Tender Agent, an ADS holder may also surrender its ADSs to The Bank of New York Mellon, as ADS Depositary, withdraw the preferred shares underlying the ADSs from the ADS program and participate directly in the tender offer as a holder of preferred shares as described in the Offer to Purchase under “The Tender Offer—Section 3—Procedures for Accepting the Tender Offer and Tendering Preferred Shares and ADSs.” If you are tendering your ADSs through the ADS Tender Agent, you may only withdraw your ADSs prior to the ADS Expiration Time on the Expiration Date according to the procedures described in the Offer to Purchase under “The Tender Offer—Section 4—Withdrawal Rights.” If you wish to be able to withdraw until the beginning of the Auction on the Auction Date, you must to surrender your ADSs to the Bank of New York Mellon, as ADS Depositary, withdraw the preferred shares underlying the ADSs and participate directly in the tender offer as a holder of preferred shares as described above. ADS holders electing to withdraw the preferred shares underlying their ADSs from the ADS program and participate directly in the tender offer as holders of preferred shares should allow sufficient time to take all necessary steps and make all required arrangements, and will be required to pay any fees or expenses related to the withdrawal, as described in the Offer to Purchase under “The Tender Offer—Section 3—Procedures for Accepting the Tender Offer and Tendering Preferred Shares and ADSs.”

This Letter of Transmittal cannot be used to tender preferred shares, except insofar as preferred shares are represented by ADSs. If you hold preferred shares that are not represented by ADSs, you can only tender such shares in the tender offer by following the instructions in the Offer to Purchase. See Instruction 8 of this Letter of Transmittal.

A duly completed Letter of Transmittal accompanied by ADRs evidencing ADSs, or an Agent’s Message (as defined in Instruction 2 herein) accompanied by confirmation of a book-entry transfer of ADSs through DTC, and other required documents delivered to the ADS Tender Agent by a holder of ADSs will be deemed (without any further action by the ADS Tender Agent) to constitute acceptance by such holder of the tender offer with respect to the preferred shares represented by such ADSs, upon the terms and subject to the conditions set forth in the Offer to Purchase and this Letter of Transmittal.

After purchase by Telemar of the preferred shares underlying the ADSs tendered through the ADS Tender Agent (subject to any pro rata reduction of the preferred shares purchased as described in the Offer to Purchase) the Brazilian reais price paid for accepted preferred shares will be credited to the broker selected by the ADS Tender Agent (the “ADS Broker”), three Brazilian business days after the Auction Date. On the same day it receives this amount, the ADS Broker will pay the aggregate Brazilian reais purchase price to the ADS Tender Agent. Upon receipt of that payment, the ADS Tender Agent will convert the Brazilian reais amount into U.S. dollars based on the spot market rate on the date such payment is received for delivery of U.S. dollars two U.S. business days thereafter. The payment to holders of ADSs will be based on the spot market rate in effect on the date payment is received by the ADS Tender Agent for preferred shares purchased in the tender offer. After receipt by the ADS Tender Agent of payment of the Brazilian reais consideration for purchased preferred shares, conversion of those Brazilian reais into U.S. dollars and returning to ADS holders any tendered ADSs not purchased due to proration, the ADS Tender Agent will make payment to the applicable holders of ADSs the U.S. dollar equivalent (based on then-prevailing exchange rates, net of expenses for converting Brazilian reais to U.S. dollars) of R$33.00 per ADS (for reference, equivalent to approximately U.S.$20.68 per ADS based on the average of the buy and sell U.S. dollar-Brazilian real exchange rates indicated under “transaction PTAX 800, Option 5,” published by the Central Bank of Brazil through the SISBACEN System at 7:00 pm on July 16, 2008, which was U.S.$1.00 = R$1.5956 ), minus (1) a fee of up to U.S.$5.00 per 100 ADSs or portion thereof for the cancellation of the ADSs representing preferred shares purchased in the tender offer, (2) the combined fee of 0.035% of the purchase price, payable to the BOVESPA and the Brazilian Settlement and Custody Company (Companhia Brasileira de Liquidação e Custódia), as described in the Offer to Purchase under “The Tender Offer—Section 1—Terms of the Tender Offer and Expiration Date,” and (3) the holder’s pro rata portion of the fee or commission charged by the ADS Broker to tender preferred shares underlying ADSs on behalf of ADS holders participating in the tender offer. The ADS cancellation fee is payable to The Bank of New York Mellon, as ADS Depositary. In addition, ADS holders must pay any taxes or governmental charges payable in connection with the cancellation of the ADSs representing preferred shares purchased in the tender offer. ADS holders will receive the purchase price for ADSs representing preferred shares purchased in the tender offer in cash by check or, in the case of ADSs held through DTC, by means of delivery of funds to the account maintained at DTC by the DTC participant that has tendered the ADSs.

In the event of an inconsistency between the terms and procedures set forth in this Letter of Transmittal and the Offer to Purchase, the terms and procedures set forth in the Offer to Purchase shall govern. Please contact The Altman Group, the U.S. information agent for the tender offer, at 866-853-1834 (toll-free, in the U.S.) or +1-201-806-7300 (collect, outside of the U.S.) to discuss any inconsistency.

BOX 1: DESCRIPTION OF ADSs REPRESENTING PREFERRED SHARES TO BE TENDERED

Name(s) and address(es) of registered holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on ADR(s))	ADSs representing preferred shares to be tendered (attach additional list if necessary)(1)
	ADR Serial Number(s)(2)	Total Number of ADSs Evidenced by ADRs	Number of ADSs Representing Preferred Shares To Be Tendered

Total Certificated ADSs To Be Tendered:

Please indicate the number of ADSs held in the Tele Norte Celular Global BuyDIRECT Plan to be tendered or write ALL(3):

(1)	Unless otherwise indicated, it will be assumed that all the preferred shares underlying ADSs delivered to the ADS Tender Agent are being tendered. See Instruction 4. You must complete Box 4 in accordance with the instructions set out therein and, if appropriate, Boxes 2 and 3.
(2)	This column need not be completed by holders tendering ADSs by book-entry transfer.
(3)	ADSs held in the Tele Norte Celular Global BuyDIRECT Plan are uncertificated. Unless otherwise indicated, it will be assumed that all the preferred shares underlying ADSs are being tendered.

IF ANY ADRs EVIDENCING ADSs THAT YOU OWN HAVE BEEN LOST, DESTROYED, MUTILATED OR STOLEN, SEE INSTRUCTION 10 BEFORE COMPLETING THIS LETTER OF TRANSMITTAL

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

To:	The Bank of New York Mellon, as ADS Tender Agent:

The undersigned hereby instructs the ADS Tender Agent to tender to Telemar Norte Leste S.A., a sociedade anônima organized under the laws of the Federative Republic of Brazil (“Telemar”), the preferred shares, no par value and represented by the above-described ADSs, of Tele Norte Celular Participações S.A., a sociedade anônima organized under the laws of the Federative Republic of Brazil (“TNCP”) in the tender offer in Brazil, upon the terms and subject to the conditions set forth in the Offer to Purchase and this Letter of Transmittal. The undersigned hereby acknowledges that delivery of this Letter of Transmittal, the ADRs and any other required documents delivered to the ADS Tender Agent in connection herewith will be deemed (without any further action by the ADS Tender Agent) to constitute acceptance of the tender offer by the undersigned with respect to the preferred shares represented by the above-described ADSs, subject to withdrawal rights described in the Offer to Purchase under “The Tender Offer—Section 4—Withdrawal Rights” and the terms and conditions set forth in this Letter of Transmittal. See Instruction 11 of this Letter of Transmittal.

The undersigned understands that acceptance of the tender offer by the undersigned pursuant to the procedures described herein and in the instructions hereto will constitute a binding agreement between the undersigned and Telemar upon the terms and subject to the conditions set forth in the Offer to Purchase.

The undersigned hereby delivers to the ADS Tender Agent the ADRs evidencing the above-described ADSs for tender to Telemar of the preferred shares represented by such ADSs, in accordance with the terms and conditions set forth in the Offer to Purchase and this Letter of Transmittal.

Upon the terms and conditions set forth in the Offer to Purchase (including, if the tender offer is extended or amended, the terms and conditions of any such extensions or amendments) and to the extent permitted under applicable law, subject to and effective upon the acceptance for purchase of the preferred shares represented by ADSs validly tendered herewith in accordance with the terms and conditions set forth in the Offer to Purchase, the undersigned hereby sells, assigns and transfers to, or upon the order of, Telemar all right, title and interest in and to all of the preferred shares represented by ADSs being tendered hereby. In addition, the undersigned irrevocably constitutes and appoints the ADS Tender Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the ADSs and the preferred shares represented by such ADSs, with full power of substitution (such power of attorney being deemed an irrevocable power coupled with an interest), to (a) cancel the ADSs representing the preferred shares purchased in the tender offer and deliver the preferred shares represented by such ADSs or transfer the ownership of such preferred shares with all accompanying evidences of transfer and authenticity to, or upon the order of, Telemar, and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of the preferred shares represented by such ADSs, all in accordance with the terms set forth in the Offer to Purchase.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the preferred shares underlying the ADSs evidenced by ADRs tendered hereby and that when the preferred shares underlying the ADSs are purchased by Telemar, Telemar will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, together with all rights now or hereafter attaching to them, including voting rights and rights to all dividends, other distributions and payments hereafter declared, made or paid, and the preferred shares will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the ADS Tender Agent or Telemar to be necessary or desirable to complete the sale, assignment and transfer of the preferred shares represented by ADSs tendered hereby.

The undersigned agrees to ratify each and every act or action that may be done or effected by any director of, or other person nominated by, Telemar or its respective agents, as the case may be, in the exercise of any of his or her powers and/or authorities hereunder. The undersigned undertakes, represents and warrants that if any provision of this Letter of Transmittal shall be unenforceable or invalid or shall not operate so as to afford Telemar or the ADS Tender Agent or their respective agents the benefit of the authority expressed to be given in this Letter of Transmittal, the undersigned shall, with all practicable speed, do all such acts and actions and execute all such documents as may be required to enable Telemar or the ADS Tender Agent to secure the full benefits of this Letter of Transmittal.

All authority herein conferred or agreed to be conferred and all undertakings, representations and warranties given pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender is irrevocable, subject to the withdrawal rights described in the Offer to Purchase under “The Tender Offer—Section 4—Withdrawal Rights.”

Unless otherwise indicated herein in Box 2: “Special Issuance Instructions” or Box 3: “Special Delivery Instructions,” the undersigned hereby instructs the ADS Tender Agent to:

(i)	issue the check for the purchase price for the preferred shares represented by ADSs purchased in the tender offer, and/or

(ii)	cause to be issued any ADRs evidencing ADSs which represent preferred shares not tendered or purchased in the tender offer,

in the name(s) of the registered holder(s) appearing herein in Box 1: “Description of ADSs Representing Preferred Shares To Be Tendered.”

In the event that Box 2: “Special Issuance Instructions” is completed, the undersigned hereby instructs the ADS Tender Agent to:

(i)	issue the check for the purchase price for the preferred shares represented by ADSs purchased in the tender offer, and/or

(ii)	cause to be issued any ADRs evidencing ADSs which represent preferred shares not tendered or purchased in the tender offer,

in each case, in the name(s) of the person or persons so indicated.

In the event that Box 3: “Special Delivery Instructions” is completed, the undersigned hereby instructs the ADS Tender Agent to:

(i)	mail, or cause to be mailed, the check for the purchase price for the preferred shares represented by ADSs purchased in the tender offer, and/or

(ii)	return, or cause to be returned, any ADRs evidencing any ADSs which represent preferred shares not tendered or purchased in the tender offer (and accompanying documents, as appropriate),

in each case, to the address(es) of the person or persons so indicated.

In the case of a book-entry delivery of ADSs, the undersigned hereby instructs the ADS Tender Agent to credit the undersigned’s account maintained at DTC with (i) the purchase price for the preferred shares represented by ADSs purchased in the tender offer, and (ii) ADSs representing any preferred shares not tendered or purchased in the tender offer. The undersigned recognizes that the ADS Tender Agent will not transfer any ADSs from the name of the registered holder thereof if Telemar does not purchase any of the preferred shares represented by ADSs so tendered.

The terms and conditions contained in the Offer to Purchase, as from time to time supplemented or amended, shall be deemed to be incorporated in, and form part of, this Letter of Transmittal, which shall be read and construed accordingly. This Letter of Transmittal shall not be considered complete and valid, and delivery of the consideration pursuant to the Offer to Purchase shall not be made, until the ADSs representing the preferred shares being tendered and all other required documentation have been received by the ADS Tender Agent as provided in the Offer to Purchase and this Letter of Transmittal.

Unless you complete Box 3: “Special Delivery Instructions,” the address of the holder inserted in Box 1: “Description of ADSs Representing Preferred Shares To Be Tendered” is the address to which your consideration will be sent. Please also state a daytime telephone number where you may be contacted in the event of any query.

BOX 2: SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 1, 4, 5, 6 and 7)

To be completed ONLY if ADR(s) evidencing ADSs representing preferred shares not tendered or not purchased in the tender offer and/or the check for the purchase price of the preferred shares represented by ADSs purchased in the tender offer are to be issued in the name of someone other than the undersigned or if ADSs representing preferred shares tendered by book-entry transfer that are not purchased in the tender offer are to be returned by credit to an account maintained at DTC other than that designated above.

Issue  ☐    Check  ☐    ADR to:

Name:

(Please Print)

Address:

(Include Zip Code)

Tax Identification or Social Security No.:

(Please also complete the Substitute Form W-9 included herein,

or appropriate Form W-8 or other appropriate form, as applicable)

☐	Credit ADSs representing preferred shares tendered by book-entry transfer that are not purchased in the tender offer to the account set forth below:

(DTC Account Number)

BOX 3: SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 4, 5, 6 and 7)

To be completed ONLY if ADR(s) evidencing ADSs representing preferred shares not tendered or not purchased in the tender offer and/or the check for the purchase price of the preferred shares represented by ADSs purchased in the tender offer are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Issue  ☐    Check  ☐    ADR to:

Name:

(Please Print)

Address:

(Include Zip Code)

Tax Identification or Social Security No.:

(Please also complete the Substitute Form W-9 included herein,

or appropriate From W-8 or other appropriate form, as applicable)

BOX 4:

SIGN HERE

(Please also complete the Substitute Form W-9 included herein,

or appropriate Form W-8 or other appropriate form, as applicable)

(Signature(s) of All Holder(s))

Dated:                    , 2008

(Must be signed by registered holder(s) exactly as name(s) appear(s) on ADR(s). If signed by person(s) to whom the ADS(s) represented hereby have been assigned or transferred as evidenced by endorsement or stock powers transmitted herewith, the signatures must be guaranteed. If signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney, agent or any other person acting in a fiduciary or representative capacity, please provide the following information. See Instructions 1 and 5.)

Name(s):

(Please Print)

Name of Entity:

Capacity (full title):

Address:

(Include Zip Code)

Telephone Number (including area code):

Taxpayer Identification or Social Security No.:

GUARANTEE OF SIGNATURE(S)

(If required, See Instructions 1, 5 and 11)

Authorized Signature

Name (Please Print)

Name of Financial Institution

Address

Zip Code

Telephone Number (including area code)

Dated:                    , 2008

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Tender Offer

1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (which include most commercial banks, savings and loan associations and brokerage houses) that is a participant in good standing in the Securities Transfer Agents Medallion Program (STAMP), the New York Stock Exchange Medallion Signature Program (MSP), or the Stock Exchanges Medallion Program (SEMP) or any other “eligible guarantor institution” (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended), which are referred to collectively as “Eligible Institutions.” Signatures on this Letter of Transmittal need not be guaranteed (1) if this Letter of Transmittal is signed by the registered holder(s) of the ADSs representing preferred shares (which term, for purposes of this Letter of Transmittal, shall include any participant in DTC whose name appears on a security position listing as the owner of such ADSs) tendered herewith and such holder(s) have not completed either Box 2: “Special Issuance Instructions” or Box 3: “Special Delivery Instructions” on this Letter of Transmittal , or (2) if the preferred shares represented by such ADSs are tendered for the account of an Eligible Institution. See Instruction 5.

2. Delivery of Letter of Transmittal and ADSs. This Letter of Transmittal is to be properly completed and duly executed by ADS holders if ADRs are to be forwarded herewith or if tenders are to be made pursuant to the procedure for tendering uncertificated ADSs held in the Tele Norte Celular Global BuyDIRECT Plan. An Agent’s Message must be used if delivery of ADSs is to be made by book-entry transfer to an account maintained by the ADS Tender Agent at DTC pursuant to the procedures for book-entry transfer. ADRs evidencing ADSs, or confirmation of any book-entry transfer into the ADS Tender Agent’s account at DTC of ADSs delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or an originally signed facsimile thereof) with any required signature guarantees or, in the case of a book-entry transfer, an Agent’s Message and any other documents required by this Letter of Transmittal, must be delivered to the ADS Tender Agent at one of its addresses set forth herein prior to the ADS Expiration Time on the Expiration Date. If ADRs are forwarded to the ADS Tender Agent in multiple deliveries, a properly completed and duly executed Letter of Transmittal (or an originally signed facsimile thereof) must accompany each such delivery.

The term “Agent’s Message” means a message transmitted by means of DTC to, and received by, the ADS Tender Agent and forming a part of a book-entry confirmation which states that DTC has received an express acknowledgment from the participant in the system of DTC tendering preferred shares underlying ADSs that are the subject of such book-entry confirmation that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Telemar may enforce such agreement against the participant.

The method of delivery of this Letter of Transmittal, ADRs and all other required documents, including through DTC, is at the sole option and risk of the tendering holders of ADSs. Letters of Transmittal, ADRs and any other required documents will be deemed delivered only when actually received by the ADS Tender Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery by the ADS Expiration Time on the Expiration Date. Please consult with DTC for procedures and deadlines for delivery of ADSs through the DTC.

No alternative, conditional or contingent tenders will be accepted, and no number of underlying preferred shares that would represent a fractional ADS will be purchased. By executing this Letter of Transmittal, the tendering ADS holder waives any right to receive any notice of the acceptance of the preferred shares underlying its ADSs for purchase.

3. Inadequate Space. If the space provided herein is inadequate, the serial numbers of the ADRs, the total number of ADSs evidenced by such ADRs, the number of ADSs representing the preferred shares tendered and any other required information should be listed on a separate schedule attached hereto.

4. Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If fewer than all the preferred shares represented by ADSs evidenced by ADRs delivered to the ADS Tender Agent are to be tendered, fill in the number of ADSs which are to be tendered in Box 1: “Description of ADSs Representing Preferred Shares To Be Tendered.” In such case, new ADRs evidencing the untendered ADSs represented by the delivered ADRs will be issued and sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in Box 2: “Special Issuance Instructions” or Box 3: “Special Delivery Instructions,” as the case may be, on this Letter of Transmittal, promptly following the expiration or termination of the tender offer. All preferred shares represented by ADSs delivered to the ADS Tender Agent will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the ADSs representing preferred shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the ADRs evidencing these ADSs without alteration, enlargement or any change whatsoever. DO NOT SIGN THE BACK OF THE ADRs.

If any of the ADSs representing preferred shares tendered hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal. If any of the ADSs representing preferred shares tendered hereby are registered in different names on different ADRs, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of ADRs.

If this Letter of Transmittal is signed by the registered holder(s) of the ADSs representing preferred shares tendered hereby, no endorsements of ADRs or separate stock powers are required unless payment of the purchase price is to be made, or such ADSs not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such ADRs or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the ADSs representing preferred shares tendered hereby, the ADRs evidencing ADSs must be endorsed or accompanied by appropriate stock powers signed exactly as the name(s) of the registered holder(s) appear(s) on such ADRs. Signature(s) on any such ADRs or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any ADR or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Telemar of the authority of such person so to act must be submitted along with this Letter of Transmittal.

6. Stock Transfer Taxes. The registered holder(s) of the ADSs listed and transmitted hereby must pay any stock transfer taxes (1) with respect to the transfer of ADSs and the sale of the preferred shares underlying such ADSs to Telemar or the holder’s sell order pursuant to the Offer to Purchase, and (2) if ADSs representing preferred shares not tendered or purchased in the tender offer are to be registered in the name of any person(s) other than the registered holder(s), with respect to the transfer to such person(s). Any such stock transfer taxes (whether imposed on the registered holder(s) or any other person(s)) will be deducted from the purchase price, unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted with this Letter of Transmittal. Except as otherwise provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the ADSs listed in this Letter of Transmittal and transmitted herewith.

7. Special Issuance and Delivery Instructions. Unless otherwise indicated under Box 2 “Special Issuance Instructions” of the Letter of Transmittal, the check for the purchase price of any preferred shares represented by ADSs purchased, and the return of any such preferred shares not tendered or not purchased, will be made in the name(s) of the signatory (and, in the case of preferred shares tendered by book-entry transfer, by credit to the account at DTC). Similarly, unless otherwise indicated under Box 3 “Special Delivery Instructions” of the Letter of Transmittal, the check for the purchase price of any preferred shares represented by ADSs purchased and any ADRs for preferred shares represented by ADSs not tendered or not purchased (and accompanying documents, as appropriate) will be mailed to the signatory at the address shown below the signatory’s signature(s). In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” of the Letter of Transmittal are completed, the check for the purchase price of any such preferred shares purchased will be issued and mailed to, and any preferred shares not tendered or not purchased in the name(s) of the signatory will be returned to, the person(s) so indicated.

8. Holders of Preferred Shares. This Letter of Transmittal cannot be used to tender preferred shares, except insofar as preferred shares are represented by ADSs. If you hold preferred shares that are not represented by ADSs, you can only tender such preferred shares in the tender offer by following the instructions in the Offer to Purchase under “The Tender Offer—Section 3—Procedures for Accepting the Tender Offer and Tendering Preferred Shares and ADSs—Direct Holders of Preferred Shares.” Please refer to the Offer to Purchase for more information and contact the U.S. information agent with any questions.

9. Tax Information.

Under current U.S. federal income tax law, a U.S. holder whose tendered preferred shares represented by ADSs are accepted for purchase in the tender offer may be subject to backup withholding at a rate of 28% on all reportable payments received pursuant to the tender offer. To prevent backup withholding on such payments, a U.S. holder generally is required to provide his or her correct taxpayer identification number (“TIN”) by completing the enclosed Substitute Form W-9, certifying that (1) the TIN provided on the form is correct (or that such U.S. holder is awaiting a TIN), (2) (a) the U.S. holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report payments of interest or dividends or (b) after being so notified, the Internal Revenue Service has notified the holder that he or she is no longer subject to backup withholding and (3) the holder is a U.S. person (including a U.S. resident alien). Alternatively, a U.S. holder can prevent backup withholding by providing a basis for an exemption from backup withholding. If the correct TIN or an adequate basis for exemption is not provided, payments made to such U.S. holder with respect to ADSs representing preferred shares purchased pursuant to the tender offer may be subject to backup withholding and the U.S. holder may be subject to a U.S.$50 penalty imposed by the Internal Revenue Service.

Certain holders are not subject to these backup withholding and reporting requirements. Non-U.S. holders are generally exempt from these requirements but may be required to properly complete the appropriate Form W-8 to establish such exemption. Such form can be obtained from the ADS Tender Agent. Exempt holders, other than non-U.S. holders, should furnish their TIN, write “Exempt” on the face of the Substitute Form W-9 and sign, date and return the Substitute Form W-9 to the ADS Tender Agent. Holders are urged to consult their own tax advisors to determine the application of these backup withholding and information reporting requirements to them.

If backup withholding applies, the ADS Tender Agent is required to withhold tax at the applicable withholding rate (which is currently 28%) on any reportable payments paid to such holder pursuant to the tender offer. Backup withholding is not an additional U.S. federal income tax. Rather, if the required information is furnished to the Internal Revenue Service in a timely manner, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a credit or refund may be obtained pursuant to Internal Revenue Service procedures.

A U.S. holder is required to give the ADS Tender Agent such holder’s TIN (e.g., social security number or employer identification number). If the surrendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such holder should write “Applied For” in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. The ADS Tender Agent will withhold on all payments made prior to the time a properly certified TIN is provided to it. A U.S. holder who writes “Applied For” in Part I of the Substitute Form W-9 should furnish the ADS Tender Agent with such holder’s TIN as soon as it is received.

10. Lost, Destroyed, Mutilated or Stolen ADRs. If any ADR(s) evidencing ADS(s) has been lost, destroyed, mutilated or stolen, the holder should promptly notify The Bank of New York Mellon, as ADS Depositary, at 1-888-BNY-ADRS for further instructions as to the steps that must be taken in order to replace the ADR(s). This Letter of Transmittal and related documents cannot be processed, and the preferred shares underlying the ADSs evidenced by such ADR(s) cannot be tendered, until the procedures for replacing lost, destroyed, mutilated or stolen ADR(s) have been completed.

11. Withdrawal Rights. Tenders of preferred shares underlying ADSs through the ADS Tender Agent may be withdrawn at any time prior to the ADS Expiration Time on the Expiration Date, unless the tender offer is extended. See “The Tender Offer—Section 4—Withdrawal Rights” in the Offer to Purchase.

For a withdrawal of a tender of preferred shares underlying ADSs through the ADS Tender Agent to be effective, an originally signed written notice of withdrawal must be received by the ADS Tender Agent at one of its addresses set forth herein no later than the ADS Expiration Time on the Expiration Date.

Any such notice of withdrawal must (1) specify the name of the person that tendered the ADSs representing the preferred shares to be withdrawn, (2) in the case of a tender by book-entry transfer of the ADSs, specify the name and number of the account at DTC to be credited with the ADSs representing the withdrawn preferred shares and otherwise comply with the procedures of DTC, (3) contain a statement that such holder is withdrawing its election to tender the preferred shares underlying its ADSs, (4) be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which the ADSs representing the withdrawn preferred shares were tendered (including any required signature guarantees), and (5) specify the number of ADSs representing the preferred shares to be withdrawn, if not a number of ADSs representing all of the preferred shares tendered by the holder. All questions as to the form and validity (including time of receipt) of any notice of withdrawal will be determined by Telemar, in its sole discretion, whose determination shall be final and binding on all parties. Any preferred shares underlying ADSs so withdrawn will be deemed to not have been validly tendered for purposes of the tender offer, and no cash will be paid with respect thereto unless the preferred shares so withdrawn are validly re-tendered. If an ADS holder withdraws preferred shares underlying its ADSs from the tender offer, the ADRs evidencing those ADSs will be returned promptly after the proper withdrawal of the preferred shares underlying the ADSs or, in the case of a book-entry transfer of ADSs, the ADSs representing properly withdrawn preferred shares will be credited to the account at DTC from which they were transferred promptly after proper withdrawal. Properly withdrawn preferred shares underlying ADSs may be re-tendered by following the procedures described above at any time prior to the ADS Expiration Time on the Expiration Date.

Please note that if you are an ADS holder and you wish to be able to withdraw until the beginning of the Auction on the Auction Date, you must surrender your ADSs to The Bank of New York Mellon, as ADS Depositary, withdraw the preferred shares underlying the ADSs from the ADS program and participate directly in the tender offer as a holder of preferred shares, as set forth in the Offer to Purchase under “The Tender Offer—Section 3—Procedures for Accepting the Tender Offer and Tendering Preferred Shares and ADSs.” You must allow sufficient time for the completion of all required steps described in this offer to purchase before the Share Expiration Time on the Expiration Date.

12. Requests for Assistance or Additional Copies. Holders of ADSs may use this Letter of Transmittal to tender the preferred shares underlying their ADSs. Holders of preferred shares may not tender their preferred shares using this Letter of Transmittal, except insofar as such preferred shares are represented by ADSs. Questions and requests for assistance or additional copies of the Offer to Purchase or this Letter of Transmittal may be directed to the U.S. information agent at the address and telephone number set forth on the back cover of this Letter of Transmittal.

Important: This Letter of Transmittal, together with the ADRs, or an Agent’s Message (as defined in Instruction 2 herein) together with confirmation of book-entry transfer of ADSs through DTC, and all other required documents, must be received by the ADS Tender Agent on or prior to the ADS Expiration Time on the Expiration Date, unless the tender offer is extended.

Exhibit A

Form W-9 and Guidelines For Certification Of Taxpayer Identification Number On Substitute Form W-9

SUBSTITUTE Form W-9	Request for Taxpayer Identification Number (“TIN”)
Name (as shown on your income tax return):
Business Name, if different from above:
Check appropriate box:	☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership ☐ Other ____

☐ Exempt from backup withholding
Address (number, street, and apt or suite no.):
City, state, and ZIP code:
List account number(s) here (optional):

Part I—Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the first line above to avoid backup withholding. For individuals, this is your social security number. However, for a resident alien, sole proprietor, or disregarded entity, see the inductions below. For other entities, it is your employer identification number (EIN). If you do not have a TIN, see Substitute W-9 Instructions—“How to get a TIN” below.

Note: If the account is in more than one name, see the chart below to determine what number to enter.

___________________________ Social Security Number OR ___________________________ Employer Identification Number

Part II—Certification

Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2)    I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a direct result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)    I am a U.S. person (including a U.S. resident alien).

Certificate instructions—You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding, you receive another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign here	Signature of U.S. person ___________________________ Date ___________________________, 2008.

Substitute W-9 Instructions

Purpose of Form

A person who is required to file an information return with the IRS, must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

U.S. person. Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1.	Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2.	Certify that you are not subject to backup withholding, or

3.	Claim exemption from backup withholding if you are a U.S. exempt payee.

In 3 above, if applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

For U.S. federal income tax purposes, you are considered a person if you are:

•	An individual who is a citizen or resident of the United States,

•	A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, or

•	Any estate (other than a foreign estate) or trust. See Treasury Regulations sections 301.7701-6(a) and 7(a) for additional information.

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain case where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

•	The U.S. owner of a disregarded entity and not the entity,

•	The U.S. grantor or other owner of a grantor trust and not the trust, and

•	The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1.	The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2.	The treaty article addressing the income.

3.	The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4.	The type and amount of income that qualifies for the exemption from tax.

5.	Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payment you receive will be subject to backup withholding if:

1.	You do not furnish your TIN to the requester,

2.	You do not certify your TIN when required (see the Part II instructions below for details).

3.	The IRS tells the requester that you furnished an incorrect TIN,

4.	The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5.	You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below.

Also see Special rules for partnerships above.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under U.S. Treasury Regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line. Check the appropriate box for your filing status (sole proprietor, corporation, etc.), then check the box for “Other” and enter “LLC” in the space provided.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt From Backup Withholding

If you are exempt, enter your name as described above and check the appropriate box for your status, then check the “Exempt from backup withholding” box in the line following the business name, sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

Exempt payees. Backup withholding is not required on any payments made to the following payees:

1.	An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2.	The United States or any of its agencies or instrumentalities,

3.	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4.	A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5.	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6.	A corporation,

7.	A foreign central bank of issue,

8.	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9.	A futures commission merchant registered with the Commodity Futures Trading Commission.

10.	A real estate investment trust,

11.	An entity registered at all times during the tax year under the Investment Company Act of 1940,

12.	A common trust fund operated by a bank under section 584(a),

13.	A financial institution,

14.	A middleman known in the investment community as a nominee or custodian, or

15.	A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .

Interest and dividend payments	All exempt recipients except for 9

Broker transactions	Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker

Barter exchange transactions and patronage dividends	Exempt recipients 1 through 5

Payments over $600 required to be reported and direct sales over $5,000(1)	Generally, exempt recipients 1 through 7(2)

(1).	See Form 1099-MISC, Miscellaneous Income, and its instructions.
(2).	However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees; and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you see your SSN.

If you are a single-owner LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) above), enter your SSN (or EIN, if you have one). If the LLC is a corporation, partnership, etc., enter the entity’s EIN.

Note. See the chart below for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN. apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.socialsecurity.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Related Topics. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Writing “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients, see Exempt From Backup Withholding above.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

1.	Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2.	Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3.	Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4.	Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5.	Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number to Give the Requester

For this type of account:	Give name and SSN of:

1. Individual	The individual

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)

b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5. Sole proprietorship or single-owner LLC	The owner(3)

For this type of account:	Give name and EIN of:

6. Sole proprietorship or single-owner LLC	The owner(3)

7. A valid trust, estate, or pension trust	Legal entity(4)

8. Corporate or LLC electing corporate status on Form 8832	The corporation

9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

10. Partnership or multi-member LLC	The partnership

11. A broker or registered nominee	The broker or nominee The public entity

12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either you SSN or EIN (if you have one). If you are a sole proprietor, the IRS encourages you to use your SSN.
(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships above.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE

Privacy Act Notice

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply. Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

The U.S. information agent

for the tender offer is:

1200 Wall Street West, 3rd Floor

Lyndhurst, NJ 07071

U.S.A.

In the United States, call: 866-853-1834 (toll-free)

or

Outside the United States, call: +1-201-806-7300 (collect)